CERTIFICATION OF ADOPTION OF RESOLUTIONS

THE UNDERSIGNED HEREBY CERTIFIES individually and on behalf of the following Delaware statutory trusts (the "Vanguard Funds"):

Vanguard Wellington Fund
Vanguard Windsor Funds, a series fund consisting of:
Vanguard Windsor Fund
Vanguard Windsor II Fund
Vanguard World Fund, a series fund consisting of:
Vanguard U.S. Growth Fund
Vanguard International Growth Fund
Vanguard Explorer Fund
Vanguard Morgan Growth Fund
Vanguard Wellesley Income Fund
Vanguard Fixed Income Securities Funds, a series fund consisting of:
Vanguard GNMA Fund
Vanguard High Yield Corporate Fund
Vanguard Intermediate Term Treasury Fund
Vanguard Intermediate Term Corporate Fund
Vanguard Long Term U.S. Treasury Fund
Vanguard Long Term Corporate Fund
Vanguard Short Term Corporate Fund
Vanguard Short Term Federal Fund
Vanguard Short Term U.S. Treasury Fund
Vanguard Money Market Reserves, a series fund consisting of:
Vanguard Prime Money Market Fund
Vanguard Federal Money Market Fund
Vanguard Municipal Bond Funds, a series fund consisting of:
Vanguard Tax-Exempt Money Market Fund
Vanguard Short-Term Tax-Exempt Fund
Vanguard Intermediate Term Tax-Exempt Fund
Vanguard Long-Term Tax-Exempt Fund
Vanguard High Yield Tax-Exempt Fund
Vanguard Insured Long-Term Tax-Exempt Fund
Vanguard Limited Term Tax-Exempt Fund
Vanguard Preferred Stock Fund
Vanguard STAR Fund, a series consisting of:
Vanguard STAR Fund
Vanguard Lifestrategy Income Fund
Vanguard Lifestrategy Conservative Growth Fund
Vanguard Lifestrategy Moderate Growth Fund
Vanguard Lifestrategy Growth Fund
Vanguard Total International Stock Index Fund
Vanguard Index Trust, a series fund consisting of:
Vanguard Extended Market lndex Fund
Vanguard Growth Index Fund
Vanguard 500 Index Fund
Vanguard Total Stock Market lndex Fund
Vanguard Value lndex Fund
Vanguard Small-Cap lndex Fund
Vanguard Small-Cap Value lndex Fund
Vanguard Small-Cap Growth Index Fund
Vanguard Calvert Social Index Fund
Vanguard Trustees' Equity Fund, a series fund consisting of:

Vanguard International Value Fund
Vanguard Specialized Portfolios, a series fund consisting of:
Energy Fund
Gold & Precious Metals Fund
Health Care Fund
Utilities Income Fund
REIT Index Fund
Vanguard PRIMECAP Fund, Inc.
Vanguard California Tax-Free Funds, a series fund consisting of:
Vanguard California Tax-Exempt Money Market Fund
Vanguard California Insured Long Term Fund
Vanguard California Insured Intermediate Term Fund
Vanguard New York Tax-Free Funds
Vanguard New York Insured Long Term Tax-Exempt Fund
Vanguard New York Tax-Exempt Money Market Fund
Vanguard Pennsylvania Tax-Free Funds, a series fund consisting of:
Vanguard Pennsylvania Tax-Exempt Money Market Fund
Vanguard Pennsylvania Insured Long Term Tax Exempt Fund
'Vanguard Convertible Securities Fund
Vanguard Quantitative Funds, a series fund consisting of:
Vanguard Growth and Income Fund
Vanguard Bond Index Funds, a series fund consisting of:
Vanguard Total Bond Market Index Fund
Vanguard Short-Term Bond Index Fund
Vanguard Intermediate Term Bond Index Fund
Vanguard Long-Term Bond Index Fund
Vanguard Fenway Funds
Vanguard Equity Income Funds
Vanguard Balanced Index Funds
Vanguard Florida Tax Free Funds
Vanguard Admiral Funds, Inc., a series fund consisting of:
Admiral Intermediate Term U.S. Treasury Fund
Admiral Long-Term U.S. Treasury Fund
Admiral Short-Term U.S. Treasury Fund
Admiral U.S. Treasury Money Market Fund
Vanguard New Jersey Tax-Free Funds, a series fund consisting of:
Vanguard New Jersey Tax-Exempt Money Market Fund
Vanguard New Jersey Insured Long Term Tax-Exempt Fund
Vanguard Asset Allocation Fund,
Vanguard Ohio Tax-Free Funds, a series fund consisting of:
Vanguard Ohio Tax-Exempt Money Market Fund
Vanguard Ohio Insured Long Term Tax-Exempt Fund
Vanguard Variable Insurance Funds, a series find consisting of:
Money Market Portfolio
High Grade Bond Portfolio
Equity Index Portfolio
Equity Income Portfolio
Balanced Portfolio
International Portfolio
Growth Portfolio
High Yield Bond Portfolio
Small Company Growth Portfolio
Diversified Value Portfolio

Mid-Cap Index Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Vanguard Institutional Index Fund
Vanguard International Equity Index Funds, Inc., a series fund consisting of:
Vanguard Emerging Markets Stock Index Fund
Vanguard Pacific Stock Index Fund
Vanguard Tax-Managed Funds, a series fund consisting of:
Vanguard Tax-Managed Growth and Income Fund
Vanguard Tax-Managed Capital Appreciation Fund
Vanguard Tax-Managed Balanced Fund
Vanguard Horizon Fund, a series consisting of:
Vanguard Aggressive Growth Fund
Vanguard Capital Opportunity Fund
Vanguard Global Asset Allocation Fund
Vanguard Global Equity Fund
Vanguard Whitehall Funds, a series consisting of:
Vanguard Selected Value Fund
Vanguard Treasury Fund, a series consisting of:
Vanguard Treasury Money Market Fund
Vanguard Massachusetts Tax-Exempt Fund

that I am the duly elected and qualified Assistant Secretary of the Vanguard Funds, and that set forth below is a true and correct copy of resolutions duly adopted by a majority of the Trustees who are not interested persons of the Vanguard Funds at meetings of the Board of Trustees of each of the Vanguard Funds duly held on December 21, 2001, and that such resolutions have not been amended or rescinded and are now in full force and effect:

RESOLVED, That the form and amount of the joint fidelity bond is reasonable and in the best interests of each Vanguard Fund and its shareholders, and that the recovery allocation agreement among the Vanguard Funds covered by the joint fidelity bond is hereby approved.

IN WITNESS WHEREOF, I have executed this Certification as of this 29th of May 2007.

/s/ Arthur S. Gabinet
Arthur S. Gabinet
Assistant Secretary